SUBSEQUENT EVENTS	9 Months Ended
Jun. 30, 2026
SUBSEQUENT EVENTS

26.	SUBSEQUENT EVENTS

(a)	Special-warrant private placement

On July 30, 2026, the Company completed a private placement of 5,828,342 special warrants at US$4.25 per special warrant for gross proceeds of US$24,770,454. Each special warrant is exercisable, without additional consideration, into one voting common share and one common share purchase warrant. Each underlying warrant is exercisable at US$5.00 per share for five years, subject to the terms of the financing documents.

The special warrants automatically exercise on the earlier of the date specified in the financing documents following qualification of the underlying securities and four months and one day after closing. The Company intends to use the net proceeds for debt repayment, product and business development, potential acquisitions, working capital and general corporate purposes.

The Company is assessing the classification of the special warrants and underlying warrants under IAS 32, including the effect of contractual settlement provisions. The financing was a material non-adjusting event after June 30, 2026. Accordingly, no amount was recognized at June 30, 2026.

(b)	Prepayment of senior secured loan

On August 6, 2026, the Company repaid in full all outstanding obligations under the senior secured loan with JGB Collateral LLC, as administrative and collateral agent for the lenders. The repayment consisted of $22,375,000 of outstanding principal and $45,699.69 of accrued and unpaid interest. All related liens and security interests against the Company’s assets were released.